UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 27, 2006

Zone Mining Limited
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-52086 (Commission File Number)	98-0446135 (IRS Employer Identification No.)

111 Presidential Blvd., Suite 165, Bala Cynwyd, PA 19004
(Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code (610) 771-0680

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes In The Registrant's Certifying Accountant.

(b)	Engagement of Independent Accountant.

Zone Mining Limited (the "Company") engaged L J Soldinger Associates, LLC ("LJSA"), as its independent accountant. Prior to engaging LJSA, the Company did not (i) consult with LJSA regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by LJSA on the Company's financial statements, and LJSA did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue or (ii) consult with LJSA on any matter that was the subject of a disagreement or reportable event disclosed under Item 302(a)(iv) of Regulation S-B. The engagement of LJSA was approved by the Board of Directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zone Mining Limited

Date: November 3, 2006	By:	/s/ Stephen P. Harrington
Stephen P. Harrington Chief Executive Officer

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